Exhibit 10.1




                                                               Execution Version
                                                               -----------------

                                 FIFTH AMENDMENT

      This FIFTH AMENDMENT ("Amendment"), dated as of October 29, 2007 (the "Effective Date"), is by and among BWX Technologies, Inc. (the "Borrower"), BWXT Services, Inc. and BWXT Federal Services, Inc. (the "Guarantors"), the lenders from time to time party to the Credit Agreement described below (the "Lenders"), and Calyon New York Branch (formerly known as Credit Lyonnais, New York Branch), as administrative agent for the Lenders (the "Administrative Agent").

                                  INTRODUCTION

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of December 9, 2003 as amended by First Amendment to Revolving Credit Agreement dated as of March 18, 2005, the Second Amendment to Revolving Credit Agreement dated as of November 7, 2005, the Third Amendment to Revolving Credit Agreement dated as of December 22, 2006 and the Fourth Amendment to Revolving Credit Agreement dated as of March 29, 2007 (the "Credit Agreement");

      WHEREAS, the Agent and the Lenders desire to make certain amendments to the Credit Agreement described herein;

      NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

      Section 1. Definitions. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2. Amendment. The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

            "Applicable Margin" means, at any time with respect to each Type of Loan, the percentage rate per annum as set forth below for the Level in effect at such time:

              ============= ========== =========== ==========
                             LEVEL I    LEVEL II   LEVEL III
              ============= ========== =========== ==========
               Eurodollar     1.25%      1.50%       1.75%
                 Loans
              ------------- ---------- ----------- ----------
               Base Rate      0.25%      0.50%       0.75%
                 Loans
              ============= ========== =========== ==========

      Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when the Agent shall have received counterparts hereof duly executed by the Borrower, the Agent and the Lenders.

      Section 4. Representations and Warranties. Each Credit Party jointly and severally represents and warrants as follows:

            (a) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Credit Parties and have been duly authorized by appropriate proceedings;

            (b) this Amendment constitutes legal, valid, and binding obligations of the Credit Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

            (c) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

            (d) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or that with the passage of time would constitute an Event of Default.

      Section 5. Ratification. Except to the extent modified by this Amendment, the Credit Agreement and all other Credit Documents executed in connection therewith to which the Borrower or any other Credit Party is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed. The Borrower and the Credit Parties agree that all obligations of the Borrower and each other Credit Party under the Credit Agreement as modified by this Amendment and all other Credit Documents to which the Borrower or any other Credit Party is a party are hereby reaffirmed and renewed.

      Section 6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

      Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

                                                               Execution Version
                                                               -----------------


            Executed as of the date first written above.



                                    BORROWER:
                                    ---------

                                    BWX TECHNOLOGIES, INC.


                                    By: /s/ James C. Lewis
                                            James C. Lewis
                                            Vice President and Treasurer

                                    CALYON NEW YORK BRANCH (formerly known as
                                    Credit Lyonnais, New York Branch), as
                                    Administrative Agent and as a Lender



                                    By:  /s/ Dennis Petito
                                    Name: Dennis Petito
                                    Title: Managing Director


                                    By:  /s/ Michael Willis
                                    Name: Michael Willis
                                    Title: Director



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                                    THE BANK OF NOVA SCOTIA, as a Lender


                                    By:  /s/ D. Mills
                                    Name: D. Mills
                                    Title: Director, Head of Energy



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                                    WELLS FARGO BANK, N.A., as a Lender


                                    By:  /s/ Phillip C. Lauinger III
                                    Name: Phillip C. Lauinder III
                                    Title: Senior Vice President



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                                    ALLIED IRISH BANKS, PLC, as a Lender



                                    By:  /s/ Shreya Shah
                                    Name: Shreya Shah
                                    Title: Vice President


                                    By:  /s/ Gregory J. Wiske
                                    Name: Gregory J. Wiske
                                    Title: Vice President



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                                    COMPASS BANK, as a Lender


                                    By:  /s/ Jason Consoli
                                    Name: Jason Consoli
                                    Title: Senior Vice President



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                                    AMEGY  BANK  N.A.  (formerly  known  as
                                    Southwest  Bank of Texas,  N.A.),  as a
                                    Lender


                                    By: /s/ Michael Skarke
                                    Name: Michael Skarke
                                    Title: Banking Officer



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.

                           ACKNOWLEDGMENT AND CONSENT

      To induce the Administrative Agent and the Lenders to execute the foregoing Fifth Amendment, the undersigned Credit Party hereby (a) consents to the execution, delivery and performance of such Fifth Amendment, (b) agrees that
(1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Administrative Agent or any Lender with respect to any undersigned Credit Party is released or impaired by such Fifth Amendment, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Credit Party in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.


                                    GUARANTORS:
                                    -----------

                                    BWXT SERVICES, INC.


                                    By: /s/ James C. Lewis
                                            James C. Lewis
                                            Treasurer


                                    BWXT FEDERAL SERVICES, INC.


                                    By: /s/ James C. Lewis
                                            James C. Lewis
                                            Treasurer



                      Signature Page to Fifth Amendment
                             BWX Technologies, Inc.